February 2018 TransAtlantic Petroleum Investor Update Presenting the Potential of TransAtlantic’s Asset Base Exhibit 99.1

Disclaimer (1/2) Outlooks, projections, estimates, targets and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include market prices for natural gas, natural gas liquids and oil products; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids and oil; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which we carry on business, especially economic slowdowns; actions by governmental authorities, receipt of required approvals, increases in taxes, legislative and regulatory initiatives relating to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflict; the negotiation and closing of material contracts; shortages of drilling rigs, equipment or oilfield services; and other factors discussed here and under the heading “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016, which is available on our website at www.transatlanticpetroleum.com and at www.sec.gov. See also TransAtlantic’s audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements contained in our Form 10-K as of any future date, except as required by law. The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of TransAtlantic. The information published herein is provided for informational purposes only. TransAtlantic makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use the terms “estimated ultimate recovery,” “EUR,” “probable,” “possible,” and “non-proven” reserves, “prospective resources” or “upside” or other descriptions of volumes of resources or reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by TransAtlantic. There is no certainty that any portion of estimated prospective resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the estimated prospective resources. This presentation includes 1P, 2P, and 3P reserves based on a reserve report prepared by Degolyer & MacNaughton as of December 31, 2017 using forward strip pricing (“YE2017 D&M Strip-Pricing Reserve Report”) and a reserve report prepared by Degolyer & MacNaughton as of December 31, 2017 using SEC pricing (“YE2017 D&M SEC Reserve Report”). 1P reserves refer to proved reserves. 2P reserves refer to proved reserves plus probable reserves. 3P reserves refer to proved reserves plus probable reserves plus possible reserves. Proved reserves are those quantities of oil and natural gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible, from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations, prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time. Probable reserves are inherently imprecise. When producing an estimate of the amount of oil and natural gas that is recoverable from a particular reservoir, an estimated quantity of probable reserves is an estimate of those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered. When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates. Possible reserves are also inherently imprecise. When producing an estimate of the amount of oil and natural gas that is recoverable from a particular reservoir, an estimated quantity of possible reserves is an estimate that might be achieved, but only under more favorable circumstances than are likely. When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

Disclaimer (2/2) This presentation also includes prospective resource estimates from the Netherland, Sewell & Associates, Inc. Prospective Resource Report dated as of May 31, 2017 (“May 2017 NSAI Prospective Resource Report”) and the DeGloyer and MacNaughton Prospective Resource Report dated as of December 31, 2017 (“December 2017 D&M Prospective Resource Report”). Prospective resources are not the same as reserves or contingent resources. Prospective resources are those quantities of oil and gas estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. Prospective resources have both an associated chance of discovery and a chance of development. There is no certainty that any portion of the resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the resources. Risks associated with the estimate of prospective resources contained in this presentation include, but are not limited to: The Thrace Basin Centered Gas Accumulation (“Thrace BCGA”) play is in the early exploration and delineation cycle with limited well control and limited fracture stimulation and testing data. Prospects evaluated in the May 2017 NSAI Prospective Resource Report are developed largely using seismic interpretation. Limited well control data is available to support the prospects. The volumes associated with the May 2017 NSAI Prospective Resource Report are all the unrisked high estimate, meaning there is no more than a 10% probability that the volumes discovered will exceed the estimate. There is no long-term well production performance from the Thrace BCGA or the May 2017 NSAI Prospective Resource Report prospects to establish a production type curve specific to the prospect, thereby requiring use of analogue information to establish development plans and to confirm the chance of commerciality. Recovery efficiencies are uncertain given the absence of site specific long-term well production performance data. The limited deep drilling carried out in the Thrace Basin and Bulgaria provides limited visibility on future costs to drill, frac and complete deep development wells to exploit prospects in those regions and the associated impact on the chance of commerciality. Although oil and gas activity has been underway for many decades in Turkey, as activity levels increase, timelines may increase to achieve government and local landowner approvals. Note on PV10 and PV20: The present value of estimated future net revenues is an estimate of future net revenues from a property at the date indicated, without giving effect to derivative financial instrument activities, after deducting production and ad valorem taxes, future capital costs, abandonment costs and operating expenses, but before deducting future federal income taxes. The PV10 future net revenues have been discounted at an annual rate of 10% and the PV20 future net revenues have been discounted at an annual rate of 20% to determine their “present value.” The present value is shown to indicate the effect of time on the value of the net revenue stream and should not be construed as being the fair market value of the properties or the oil and natural gas reserves TransAtlantic owns. Estimates have been made using constant oil and natural gas prices and operating and capital costs at the date indicated, at its acquisition date, or as otherwise indicated. We believe that the present value of estimated future net revenues before income taxes, while not a financial measure in accordance with GAAP, is an important financial measure used by investors and independent oil and natural gas producers for evaluating the relative significance of oil and natural gas properties and acquisitions because the tax characteristics of comparable companies can differ materially. PV10 and PV20 are not measures of financial or operating performance under GAAP. Neither PV10 nor PV20 should be considered as an alternative to the Standardized Measure as defined under GAAP. The Standardized Measure represents the PV10 after giving effect to income taxes. Note on BOE: BOE (barrel of oil equivalent) is derived by converting natural gas to oil in the ratio of six thousand cubic feet (MCF) of natural gas to one barrel (bbl) of oil. BOE may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

Important Notice

This presentation reflects TransAtlantic's Management's opinions of a logical and appropriate production, development and exploration program, which balances the following objectives:

1. Increasing production income by drilling proved undeveloped locations
2. Advancing testing of high-value resource and prospective prospects to a state where continuous development could be commenced in mid-2019 following reservoir testing of wells drilled in 2018 and early 2019
3. Constructing the necessary and justified production facilities to support the continuous development described in 2) above
4. All activities in 1) and 2) located and timed to conserve and expand TransAtlantic's production licenses in the greatest realistic manner
5. Making fair estimates of costs and production results based upon prior history and expected practices

The drilling and exploration activities discussed in this presentation seek to provide investors with information to better understand the value potential of TransAtlantic's current properties and opportunities

This presentation depicts an accelerated work-plan that exceeds TransAtlantic's current cash flow and credit facilities and therefore this presentation should be read as a description of the "potential" of TransAtlantic's assets rather than as a description of actual intended operations.

TransAtlantic intends to commence the previously announced marketing process through Tudor, Pickering, Holt & Co. the week of February 19, 2018.

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TRANSATLANTIC Petroleum Ltd.

TransAtlantic Corporate Profile

($ in millions of USD, except per share numbers)

Overview

Corporate Headquarters	Dallas, TX
Domicile	Bermuda
Employees	Turkey: 111 (80 field) United States: 28
Listed Exchanges and Tickers	NYSEAMEX: TAT TSX: TNP
Share Price as of 16-Feb-2018	$1.67
Common Shares Outstanding	50.3 MM
Common Share Equivalent of Convertible Preferred Shares[1]	42.1 MM
Fully-Diluted Market Capitalization[1]	$154
Enterprise Value[1]	$164
1P – PV10[2]	$336
2P – PV10[2]	$570
Non-Affiliated Ownership Float[1]	21%

Strategic Alternatives Process

- TransAtlantic has formed a strategic committee of the board of directors in order to conduct a marketing process of TransAtlantic
- In January 2018, the strategic committee engaged Tudor Pickering Holt & Co. to act as financial advisor. Please see the press release from January 16, 2018 on the TransAtlantic website for further information on the strategic committee and the marketing process

Exploration and Development Program

- TransAtlantic has funded an eight-well drilling program in 2018, consisting of six wells in its Selmo field, one Bahar well, and one Yeniev exploration well.
- The remaining drilling and exploration activities discussed in this investor presentation are unfunded and contingent upon access to sufficient capital.
- There is no assurance that TransAtlantic will be able to access sufficient capital to undertake any or all of the unfunded drilling and exploration activities discussed herein

(1) Assumes preferred shares treated as equity. Cash of ~$23MM and total debt of ~$33MM per Q3'2017 10-Q filing and term loan announced November 2017
(2) Pre-tax values based on YE2017 DeGolyer & McNaughton Strip-Pricing Reserve Report
Note: PV10 values calculated using SEC prices are as follows: 1P: $266 MM and 2P: $464 MM assuming a flat price of $54.89/bbl. Please see slides 46-47 for reconciliation of PV10 values to the most comparable GAAP measure.

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TRANSATLANTIC Petroleum Ltd.

TransAtlantic Portfolio Overview

Strategically positioned in established basins with access to open energy markets


Serbia
Bulgaria
Black Sea
Aegean Sea
Georgia
Armenia
Turkey
TAT exploration license
TAT production license
BCGA Play (Thrace)
Dolni Dabnik Leads (Bulgaria)
Production
Exploration

NW Turkey

3 leases over Basin Centered Gas Accumulation Play (BCGA)
Only independent E&P with an operated position in the BCGA fairway

- ~4 - 8 Tcf of gas and 102 – 205 mmbbls[1] of condensate resources in BCGA fairway
- 50,000 net acres in BCGA fairway

15 leases in the Northwest
Production from shallow gas fields

Bulgaria

163,000 net acre concession
1 production license
$40MM cost recovery pool
High impact exploration potential

- 4-way closures identified on 3D
- Deventci R-1ST expected to test 25 mmbbls in '18
- Similar sized follow-ons mapped

SE Turkey

6 licenses in the Southeast
5 operated, 1 non-operated
4 main producing fields, including: Şelmo, Molla, Arpatepe & Goksu
Significant exploration running room

- 207 mmboe prospective resources[2]
- Dadas Sand/Shale resource plays

(1) December 2017 DeGolyer & McNaughton Prospective Resource Report
(2) May 2017 NSAI Prospective Resource Report

6

TransAtlantic Market Valuation in Context

TransAtlantic offers exposure to high margin barrels at an attractive valuation

Current EV/2P Reserves versus Q3 2017 Netback ($/boe)

TransAtlantic EV / YE2017 2P of $4.80/boe and 2017YE netback of $34.02/boe



TransAtlantic
VERMILION ENERGY
SDX ENERGY
valeura energy inc.
JKX
IGas Energy
TransGlobe Energy Corporation
Genel Energy
Tethys Energy
DANAGAS
SERINUS ENERGY
ORYX PETROLEUM
Q3 2017 Netback(1) ($/boe)
$10 - $30+
$0 - $10
Current EV / 2P Reserves ($/boe)
Profitability
Public Market Value

Source: TransAtlantic filings, FactSet as of 16-Feb-2018. Reserves as of YE 2016.

(1) Netback defined as revenue less operational expenses per net boe of production; pre-tax

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TRANSATLANTIC Petroleum Ltd.

Returning to Growth Mode



Navigating the oil price downturn
Repositioned for growth
Average production (boepd)
$120
$100
$80
$60
$40
$20
$0
Brent ($/bbl)
5,056
5,028
4,411
3,331
3,412
9,268

	2014	2015	2016	2017[1]	2018[2]	2019[2]
Capex ($ MM)	$112	$23	$10	$14[1]	~$51[3]	~$183[4]
EBITDAX[5] ($ MM)	$90	$65	$41	$23[1]	$36[3]	$125[4]

- 3D seismic acquired; not yet fully processed for use
- Development cut due to balance sheet constraints
- Geopolitical issues limit TAT's access to credit
- Balance sheet stressed
- Credit markets tighten, cash flow dedicated to debt reduction
- Oil prices fall, bottoming in early '16
- Geopolitical tensions increase in surrounding countries

- 3D seismic being fully utilized to better identify prospects
- Thrace Basin Centered Gas Accumulation Play evolving; updated report at ~2x original resource estimates
- Balance sheet de-levered and G&A optimized
- Credit availability remains tight
- Geopolitical concerns subside; no operational downtime
- Oil prices continue to improve

Source: Factset as of 16-Feb-2018

(1) Production and Capex values based on Q3 2017 10Q filings; EBITDAX values based on 9 months at Q3 2017 Financial Results & Operational Update

(2) 2018 and 2019 production is based on an unconstrained development of the portfolio at $55/bbl Brent flat

(3) $24 MM fully funded under the 8-well 2018 work program and $27 MM subject to funding

(4) Subject to funding

(5) EBITDAX is a non-GAAP financial measure. Please see slide 50 for a reconciliation for EBITDAX. Forecasts of Adjusted EBITDAX for 2018 and 2019 assume access to sufficient funding, successful execution of the drilling program, and Brent crude oil prices of $55/bbl. Forecasts of Adjusted EBITDAX are for illustrative purposes only and should not be relied upon as (and are not) an indication of future results. Actual results are subject to change.

8

An Attractive Value Proposition

High margin conventional production from Southeast Turkey combined with the transformational growth potential of the BCGA play in Northwest Turkey and high impact exploration in Bulgaria

VALUATION UPSIDE

- Upside resulting from 50,000 net acre BCGA position, potentially worth $6,200/acre(1)
- SEC 2P PV10 of $570 MM(2) exceeds EV of $164 MM, after adjusting for 22% income tax
- Attractively valued high margin barrels vs. peers in less fiscally attractive jurisdictions

SOLID FOUNDATION

- Robust high margin conventional production in Southeast Turkey
- Expected to average 3.4 mboepd in 2018
- Scope to ramp up to >10 mboepd by 2020 through accelerated drilling, subject to funding

TRANSFORMATIONAL PRODUCTION GROWTH

- 4 – 8 Tcf and 102 – 205 mmbbls of certified gas and condensate resources in the BGCA(3)
- Higher confidence due to Statoil / Valeura's Yamalik-1 results and recent resource updates
- Low cost tight sand gas development

HIGH IMPACT EXPLORATION

- Program to test 85 mmboe of resources, commencing with Yeniev well in Q2 2018(4)
- 122 mmboe of recoverable resources identified in the Dadas Sand/Shale(4)
- High impact conventional exploration in Bulgaria, targeting ~26 mmbbls, in Q3 2018, subject to funding(4)

(1) Based on Valeura Energy's February 2018 equity offering price of $5.70 per common share
(2) Pre-tax values based on YE2017 DeGolyer & McNaughton Strip-Pricing Reserve Report
(3) Based on December 2017 DeGolyer & McNaughton Prospective Resource Report
(4) Based on May 2017 NSAI Prospective Resource Report

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TRANSATLANTIC Petroleum Ltd.

TransAtlantic Sum-of-the-Parts

Billion Barrel and Billion $ NAV Potential

(Values are in millions of USD, unless otherwise noted)



Dadas Sand
~122 net mmboe
Bulgaria
~26 net mmboe
Molla Conventional
~85 net mmboe
$1,000
$750
$500
$250
$0
$336
~15.6 mmboe
$233
~13.1 mmboe
$141
~13.0 mmboe
$310
~4-8 Tcf & ~102-105 mmbbls
1P - PV10 (1)
Incremental 2P - PV10 (1)
Incremental 3P - PV20 (1)
BCGA Resource (2)
Conventional and Unconventional Exploration Upside(3)

Catalysts:

- Dadas frac of Cavasulu
- Yiniev well Q2 2018 in the Molla area
- Koynare re-entry Q3 2018 in Bulgaria

(1) Pre-tax values based on DeGoyler & MacNaughton Strip-Pricing Reserve Report. Note: PV10 values calculated using SEC prices are as follows: 1P - $244 MM and 2P - $464 MM assuming a flat price of $54.89/bbl. PV20 values calculated using SEC prices are as follows: 3P $124 MM assuming a flat price of $54.89/bbl. Please see slides 46-47 for reconciliation of PV10 values to the most comparable GAAP measure.

(2) Based on TransAtlantic's 50,000 net acre position in the BCGA at $6,200/acre, calculated based on Valeura Energy's market value using Valeura Energy's February 2018 equity offering price of $5.70 per common share as noted previously in this presentation

(3) Bulgaria, Dadas Sand and Molla conventional exploration resource values per May 2017 NSAI Prospective Resource Report. Dadas Shale and Selmo Deep potential excluded from analysis

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TRANSATLANTIC Petroleum Ltd.

Deliberate Turkey-Focused Strategy

Why Turkey?

- Subsurface
  - Proven and well understood petroleum systems
  - Opportunity to deploy North American D&C techniques
  - Untapped unconventional resource plays
- Upstream business landscape
  - Excellent fiscal regime
    - 12.5% royalty and 22% net income tax
  - Fair and easy to navigate regulatory environment on par with United States onshore
  - Paid regularly and in USD for oil sales, with no government interference
- Infrastructure
  - In-situ oil and gas transportation infrastructure
  - Access to local and international markets
  - Established crude oil and gas marketing practices
- Macro
  - OECD member country
  - Energy hungry, short supply; >$5/mcf domestic gas prices
  - 95% of oil & gas demand satisfied by high cost by imports
- Security
  - Benign environment, with minimal above ground issues
  - Operated continuously without any geopolitical or security related disruptions
  - Precautionary security costs add ~$1/bbl to opex in SW

Advantageous Fiscal Terms (% Company Take)



Company
Government
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Romania
Turkey
Bulgaria
Morocco
Albania
Egypt
Tunisia
Kurdistan
Algeria
Ukraine

Source: Rodgers Oil & Gas Consulting, Journal of World Energy Law & Business and Palantir.

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TRANSATLANTIC Petroleum Ltd.

Deep Reserve and Resource Inventory

Total working interest reserves and unrisked resources of 1.0 – 1.8 Bnboe

Exploration
- North Koynare
- Yeniev
- Hazro
- Mardin
- Bedinan
- Dadas play

Bulgaria Prospect
~26 net mmboe

Dadas Sand/Shale
~122 net mmboe (1)

Molla conventional exploration
~85 net mmboe

Thrace Basin – Basin Centered Gas Accumulation Play
~4 – 8 net Tcf gas
~102 – 205 net mmbbls condensate

Incremental 3P Reserves
~13 mmboe
(Strip Pricing PV10 - $245 MM) (2)

2P Reserves
~29 mmboe
(Strip Pricing PV10 - $570 MM) (2)

Near-term Testing & Potential Development
- Thrace BCGA

Production
- Şelmo
- Molla
  - Bahar
  - Goksu
  - Arpatepe

Source: YE2017 DeGoyler & MacNaughton Strip-Pricing Reserve Report (Şelmo, Molla), December 2017 DeGoyler & MacNaughton Prospective Resource Report (Thrace BCGA), May 2017 NSAI Prospective Resource Report (Koynare, Molla conventional exploration, Dadas Sand)

(1) Net resource number attributable only to the Dadas Sands

(2) Pre-tax values based on YE2017 DeGolyer & McNaughton Strip-Pricing Reserve Report

Note: PV10 values calculated using SEC prices are as follows: 1P: $266 MM, 2P: $464 MM and incremental 3P: $218MM, assuming a flat price of $54.89/bbl. Please see slides 46-47 for reconciliation of PV10 values to the most comparable GAAP measure.

12

TRANSATLANTIC Petroleum Ltd.

Multi-year drilling opportunity(1)

Underpinned by low-risk resource inventory

2018

- Drill 6 horizontal wells at Şelmo
- Drill 2 development wells in the Bahar field

- Drill the Yeniev exploration well in Molla
- Complete Pinar & Catak wells
- Fully integrate newly acquired 3D seismic data

- Commence Basin Centred Gas Accumulation Play (BCGA) test in Thrace Basin
- Initiate 3 well program to de-risk ~4-8 Tcf resource potential

- Frac Cavaslu-1 well in Dadas Sand/Shale
- Establish productivity of the Dadas Sand/Shale
- Further de-risk Dadas Sand/Shale development

- Re-enter and re-drill Deventci R-1 well
- Test the 25 mmboe Lower Triassic Dolni Dabnik feature

Capex(3): ~$51 MM

2019

- Negotiate license extension at Şelmo
- Continuous Şelmo drilling to develop reserves before 2019
- Drill Şelmo deep to confirm productivity of Gomaniibrik frm.

- Drill Hazro horizontal development well in Bahar field
- Begin development of Yeniev, if successful
- Drill 3-5 exploration wells, targeting 5 – 15 mmboe each

- Commence 4-6 mmcfd of conventional gas sales
- Build pipeline to connect BCGA to the BOTAS network
- Initiate continuous development of the BCGA

- Drill Dadas Sand/Shale play
- 43 prospects identified with 122 mmboe(2) potential

- Test well and initiate production
- Acquire 3D data over eastern portion of the block
- Drill development well in Koynare Concession

Capex(3): ~$183MM

2020+

- Fully develop the Bahar field

- Begin development of discoveries
- Drill further exploration wells in the Molla area

- Ramp-up BCGA drilling
- Up to 1,200 potential locations based on 40-acre spacing

- Ongoing development of conventional fields
- Ongoing development of the Dadas Sand/Shale

- Build out gas infrastructure
- Drill 4-way closures identified on existing 3D
- Potential of 25 mmboe in each Dolni Dabnik lead

Legend:
- Base conventional (Şelmo/Bahar)
- SE Turkey conventional exploration (Molla)
- Thrace Basin/BCGA
- Dadas Sand/Shale
- Bulgaria

(1) The activity presented herein (with the exception of the fully funded 2018 work program) is for illustrative purposes. It depicts the activity level the company, or its successor, could undertake if sufficient capital was available
(2) Net resource number attributable only to the Dadas Sands
(3) Assumes unconstrained access to capital

Note: BOTAS is the Turkish national gas transmission network

Source: YE2017 DeGoyler & MacNaughton Strip-Pricing Reserve Report (Şelmo, Molla), December 2017 DeGoyler & MacNaughton Prospective Resource Report (Thrace BCGA), May 2017 NSAI Prospective Resource Report (Koynare, Molla conventional exploration, Dadas Sand)

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TRANSATLANTIC Petroleum Ltd.

2018 Drilling Schedule(1) Expected to grow production at Şelmo by +50% and set stage for transformational 2019 growth Represents current fully funded 2018 work program except for wells noted as “contingent on funding” herein Contingent on funding

2019 Drilling Schedule(1) Contingent on funding Assumes the Devenci 1R-ST well is successful

Northwest Turkey - Thrace Basin

TransAtlantic's Thrace Basin Position

Significant operated position in the core of the BCGA

TransAtlantic's Thrace Basin Position

- TransAtlantic is the only independent E&P with an operated position in the BCGA fairway
- TransAtlantic has a 100%(1) interest in the Temrez leases, covering an area of 120,000 acres in the Thrace basin
  - >40% of the Temrez acreage position (~50,000 net acres) lies in the over-pressure deep area of the basin, which is optimally located to exploit the BCGA
  - Surrounded by abundant gas transport infrastructure
- An initial 5 year exploration period is currently underway, with an option to extend to 11 years in 2 year tranches
- TransAtlantic owned 12" pipeline connecting to Valeura system
- Subject to funding, TransAtlantic intends to commence a 3-well delineation program in Q4 2018
- Up to 40 years production lease available for commercial developments
- Outside of the Temrez area, TransAtlantic produces ~1 mmcfd (net) of gas from conventional reservoirs in its other leases within the Thrace Basin

TransAtlantic's Acreage


Bulgaria
Northwest Turkey
TAT Exploration acreage
TAT Production acreage
BCGA Boundary

Thrace Basin Overview

- 950+ wells drilled, targeting the conventional Oligo-Miocene play
- Turkish gas production only satisfies <1% of Turkish natural gas demand
- Deep wells in the basin demonstrate characteristic overpressure and gas saturation and define the onset of overpressures at ~2,500m (0.7 psi/ft)
- Statoil and Valeura's Yamalik-1 well, on the flanks of the basin, has confirmed the veracity of the play
  - The group plans to drill 3 additional tests in 2018

(1) TransAtlantic acquired its Thrace Basin leases from Zorlu Enerji, which has the option to either a 5% NPI or participate with a 25% WI on all future wells drilled on the Temerez Blocks.

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TRANSATLANTIC Petroleum Ltd.

Material Upside within the Thrace BCGA

Closest peer $/BCGA acre trading metric supports significant TransAtlantic valuation uplift

The BCGA is potentially worth ~$6,200/acre or ~ $300MM in total, based on Valeura Energy's market value. TranstAtlantic owns 50,000 net acres in the core of the BCGA

Valeura Energy Metrics [1]	
Market cap ($MM)	$417
EV ($MM)	$415
Net acres ('000 acres)	134
Core net acres ('000 acres)	67
$/net acre	$6,196



10 miles
Turkey
Black Sea
Sea of Marmara
Thrace Basin
TAT Exploration Acreage
Valeura Acreage
3D Seismic
BCGA Boundary

(1) Based on Valeura Energy's February 2018 equity offering price of $5.70 per common share
Source: TransAtlantic filings, FactSet as of 7-Feb-2018

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TRANSATLANTIC Petroleum Ltd.

Basin Centered Gas Accumulation Play An emerging world-class gas play Structural Depth in the Thrace Basin Yamalik-1: Aggregate test rates of 2.9 mmcfd with condensate of 20-70 bbls/mmcf from four test intervals (eight fracs) in the Keşan Formation at ~0.7 psi/ft

1,000m of Gas Saturated Sand



Pancarkoy-1
Limit of over-pressured area
(0.7 psi/ft)
Alacouglu-1
Karakavak-1
F17b3
F18a4
F18a3
F18b4
Hayrabolu-10
Thrace Basin
TAT Exploration Acreage
Valeura Acreage
BCGA Core Fairway

- Nearby deep wells establish the presence of significant amounts of gas saturated sand across TransAtantic's Temrez licenses
- The Karakavak-1 encountered 1,235m and Pancarkoy-1 encountered 1,315m of net sand within the Teslimkoy and Keşan section
- Both the Hayrabolu-10 and the Alacaouglu-1 wells found considerable sand despite not drilling the entire Keşan section
  - Both of these wells tested gas but were never fracture stimulated.
- Pressure tests from the Hayrabolu-10 and Alacaoglu-1 wells, as well as several other deep wells in the basin, help establish the over-pressure boundary of the BCGA
- Valeura reports almost 500m of net sand from the Teslimkoy and Keşan intervals

20
TRANSATLANTIC Petroleum Ltd.

The Hayrabolu-10 (TD 4,054m) and Alacaoglu-1 (TD 3,760m) wells demonstrated the presence of pay sand adjacent to TransAtlantic’s Temrez acreage TransAtlantic interprets 625m of sand in Hayrabolu-10 with gas shows below 2,440m; limited testing produced gas (96% methane) but the section was not fracture stimulated Basin Cross Section Valeura reported almost 500m net sand from the Teslimkoy and Keşan intervals

TransAtlantic BCGA Volumetrics[1]

Substantial low risk resource inventory

Gas						
Prospect	Low Est. Gas (bcf)	Best Est. Gas (bcf)	High Est. Gas (bcf)	Mean Est. Gas (bcf)	Geologic CoS	Adj. Mean Gas Resource (bcf)
Temrez 18b4	274	762	1,970	999	70%	699.0
Temrez 18a3	742	2,067	5,731	2,799	70%	1,959.4
Temrez 18a4	85	245	700	330	70%	231.3
Total [2]	**1,403**	**3,303**	**7,775**	**4,128**	**70%**	**2,890**
Total [3]	**1,102**	**3,073**	**8,401**	**4,128**	**70%**	**2,890**

Condensate						
Prospect	Low Est. Cond. (mmbbls)	Best Est. Cond. (mmbbls)	High Est. Cond. (mmbbls)	Mean Est. Cond. (mmbbls)	Geologic CoS	Adj. Mean Cond. Resource (mmbbls)
Temrez 18b4	5.1	17.0	52.0	25.1	70%	17.6
Temrez 18a3	13.9	45.5	152.2	68.5	70%	48.0
Temrez 18a4	1.6	5.6	17.2	8.3	70%	5.8
Total [2]	**26**	**73**	**205**	**102**	**70%**	**71**
Total [3]	**21**	**68**	**221**	**102**	**70%**	**71**

(1) DeGoyler & McNaughton's mean estimate of productive acreage is 23,019 net acres out of TransAtlantic's ~50,000 net acres within the overpressured boundary
(2) Total represents the statistical aggregate
(3) Total represents the arithmetic summation

Source: December 2017 DeGoyler & MacNaughton Prospective Resource Report
Note: See appendix for December 2017 DeGoyler & MacNaughton Prospective Resource Report notes

22

TRANSATLANTIC Petroleum Ltd.

Thrace Basin Activity Outlook

Drilling Program

- Subject to funding, TransAtlantic intends to commence an initial 3-well program in late 2018, the objectives include:
  - Testing the BCGA in arch and trough locations
  - Converting existing exploration licenses to production licenses
  - Providing key data to plan a longer term drilling program to exploit the play
- As the license terms permit the production of hydrocarbons in the exploration phase, successful wells could be quickly tied-in to existing infrastructure and provide early cashflow

Development concept

- Around 50,000 net acres of the BCGA (based on a 2,500m cut-off depth) lie within the Temrez Licenses
- Over 300 drilling locations identified, based on a conservative 160 acre spacing and up to 1,200 locations on 40 acre spacing
- Development wells envisaged to be vertical, drilled from pads and to employ multistage fracs
- Ramping up to 10-12 drilling rigs is possible, without losing efficiency
- 2018 production would utilize existing gas infrastructure to transport gas to market
- Expect to construct and connect TransAtlantic pipeline to BOTAS in 2019 to facilitate large-scale development

Development Concept



Thrace Basin
TAT Exploration Acreage
Valeura Acreage
BCGA Core Fairway
160 acres
F17b3
F18a4

Representative unconventional well site[1]



(1) Source: Equinox Engineering Limited
Note: BOTAS system is the Turkish national gas transmission network

23

Southeast Turkey - Producing Assets

Overview of Southeast Turkey Production Assets

Proven conventional plays with low-risk additional development potential

Asset Summary

- TransAtlantic's license areas in SE Turkey comprise multiple well delineated conventional oil fields with significant undeveloped or bypassed resource remaining
- To more efficiently and effectively exploit the proven resource, TransAtlantic has utilized common North American development practices
  - Multi-well pad drilling development
  - Modern horizontal rigs and completion equipment
  - 3D seismic across entire licensed position
- Low-risk locations offsetting existing modern wells provide highly economic near-term development ability
  - 8 wells planned in 2018
- Şelmo Field
  - 2P reserves(1): 11.9 mmboe
  - 2P PV10(2): $236 MM
- Molla Area
  - 2P reserves(1): 15.6 mmboe
  - 2P PV10(2): $321 MM



TAT Şelmo Area
Şelmo field
Bahar field
Molla field
TAT Molla Area
Goksu field
Arpatepe field
TransAtlantic license outline
3D coverage outline
Recent 3D acquisition outline
Producing field outline

Map of TransAtlantic Proven Fields

(1) Based on YE2017 DeGolyer & McNaughton Strip-Pricing Reserve Report
(2) Pre-tax values based on YE2017 DeGolyer & McNaughton Strip-Pricing Reserve Report
Note: PV10 values for all reserves calculated using SEC prices are as follows: 1P: $266 MM and 2P: $464 MM assuming a flat price of $54.89/bbl. Please see slides 46-47 for reconciliation of PV10 values to the most comparable GAAP measure.

25

TRANSATLANTIC Petroleum Ltd.

Şelmo Overview

Asset Overview

- Second largest oil field in Turkey with 700 mmboe in place and 91.4 mmboe produced since 1964 discovery
  - ~36° API gravity crude; oil sold into Ceyhan, indexed to Brent, paid in $U.S., less gravity and transport deducts
- 8,000 acres, 100% covered by 3D seismic
- 100% working interest, 87.5% net revenue interest
  - Production license expires in 2025
  - TransAtlantic has no P&A liability at expiration
- Two primary productive targets (Late Cretaceous):
  - Middle Sinan Dolomite ("MSD"): tight dolomite with tank depletion; historically undrained
  - Lower Sinan Dolomite ("LSD"): Highly fractured dolomite, responsible for majority of the field's production to-date; significant bypassed pay to capture through horizontal development
- Current production of ~1.9 mboepd from 66 wells
  - 16 hz. MSD and 3 hz. LSD wells drilled by TAT
- 39 drilling locations identified with 4.5 mmbbls of P1 reserves

Typical Şelmo Lithology


GR
NPHI/ DENS
DT
PHIE
RES
PEF
S27 [TVD]
MSD_VK
LSL_VK
LSD_VK
D.
Limestone
Dolomite
Primary productive targets

26

TRANSATLANTIC Petroleum Ltd.

Şelmo Opportunities

Proven horizontal redevelopment of an established conventional field

Near-Term Plans

- TransAtlantic is currently running 1 rig and intends to drill 6 horizontal wells in 2018
- Subject to funding, TransAtlantic would add a second rig in Q3 2018, drilling up to an additional 33 wells through 2019
- The Şelmo lease expires in 2025
  - However, TransAtlantic will make reasonable efforts to secure a new lease extension
- Upside potential
  - Şelmo has an existing 4 well waterflood project that could be optimized to add additional near-term production volumes
- Future prospectivity
  - TransAtlantic is to test highly prospective deep reservoir development in the field
  - TransAtlantic currently has 57 potential locations on 40-acre spacing in Şelmo Deep

Identified PUD Locations


Şelmo Reservoir Depth (SSTVD)
MSD horizontal well

27

TRANSATLANTIC Petroleum Ltd.

Şelmo (MSD) – Type Curve & Economics Rate – Time Production Plot Economic Summary Results significantly outperform DeGolyer & McNaughton type curve Note: DeGolyer & McNaughton oil type curve has an 24-hour IP of 185 bbl/d and is based off assumptions that result in a curve below TAT’s observed well performance in the area

Bahar Overview

Asset Overview

- TransAtlantic currently has 7 active producing wells, 5 PUD locations in the Bedinan, 6 PUD locations in the Hazro F4, 3 probable locations and 1 produced water disposal well in Bahar
- Current field production of 1.2 mboepd
- TransAtlantic operates Bahar with 100% working interest
  - 40 years remaining on production licenses
- Includes a central gathering facility, production & disposal pipeline infrastructure and produced natural gas power generation for field consumption
- Bahar Field produces from multiple horizons including the Bedinan Sands, Dadas Sand/Shale, Hazro F-3 Sands, and the Hazro F-4 Dolomite

Typical Bahar Lithology

Primary productive targets



AGE
PERIOD
DIVISION
EVENTS
NW
SE
Modified from NVTS internal report, 1993 (Author unknown)
NEOGENE
PALAEOGENE
CRETACEOUS
JURASSIC
TRIASSIC
PERMIAN
DEVONIAN
SILURIAN
CAMBRIAN
MIOCENE
EOCENE
PLIOCENE
PALEOCENE
Major uplift and erosion
Final closure of Tethys Ocean
Intrabasinal thrusting and imbrication
Initial forebulge development
Northern nappe emplacement
Start of Tethys closure
Carbonate platform
Major erosion
Rifting and uplift on margin of Neotethys
Opening of Neotethys
Major erosion
Hercynian orogeny
Localised rifting
SELMO
GERMIK
MIDYAT
GERCUS
KAYAKOY
U.SINAN
L.SINAN
GERMAV
GARZAN
KASTEL MARLS
KIRADAG
BELOKA
SAYINDERE
KARABABA
KARABOGAZ
DERDERE
SABUNSUYU
BASE CRETACEOUS UNCONFORMITY
CUDI GROUP
GOMANIIBRIK/KAS
ULUDERE
BASE PERMIAN UNCONFORMITY
KAYAYOLU FORMATION
HAZRO FORMATION
DADAS
SOURCE ROCK
BEDINAN & SEYDISEHIR
SOSINK
KORUK
SADAN
DERIK
Kurtalan, Selmo, Dodan
Garzan, Sinan, Silvanka
Raman, Barbes, Magrip, Sezgin, Kastel, Germik, B. Raman
CRITICAL MOMENT (for Hazro play)
South Hazro, Barbes Deep, Bahar
Arpatepe, Bahar, Goksu,

29

TRANSATLANTIC Petroleum Ltd.

The oil/water contact has not been established yet indicating that the field may be larger than initially believed Downdip limit may extend further than current results indicate 17 potential locations and secondary recovery opportunities Multiple benches of stacked potential Oil shows in Mardin remain untested Scope to reduce opex through the replacement of diesel-fired power generation by natural gas power generation Upside Potential Bahar Opportunities Bahar 3 Bedinan Development Mardin

Bahar (Bedinan) – Type Curve & Economics Rate – Time Production Plot Economic Summary

Southeast Turkey – Exploration Upside

Unconventional - Dadas Sand/Shale Overview

Dadas Sands/Shale Overview

- Further prospectivity identified within the Dadas Sand/Shale intervals
- Shows observed while drilling the Dadas Section throughout the Diyarbakir Basin
- 43 "bright spots" mapped on 3D – sizes range from 50 to 3,000+ acres (~25,000 acres total)
- Potential for more than 250 drilling locations on 100-acre spacing
- Identified sands are expected to have minimum thickness of 50 ft
- Porosities expected to average 12-15%
- TransAtlantic plans to frac the Dadas Sand/Shale in the Cavasulu vertical well to test the play
- Full field development will be undertaken via horizontal wells with multi-stage fracture stimulations in the Dadas Sand/Shale intervals
- NSAI estimates 122+ mmboe of net recoverable resources in the Dadas Sands only(1)

Dadas Sand/Shale Mapped Amplitude Packages



Kastel
Pinar
Bahar
Cavuslu

(Packages with the same color represent stratigraphic equivalent zones within the Dadas Sand/Shale)

TransAtlantic's position is the only option for entry into the Dadas Sand/Shale with other prospective areas held by TPAO & Perenco

(1) Based on May 2017 NSAI Prospective Resource Report

33

TRANSATLANTIC Petroleum Ltd.

Dadas Sand/Shale Geology

Dadas Sand/Shale Geology

- Silurian source rock:
  - Approximately 1,000 to 1,100 ft in Molla Area
  - Source for almost all of the oil production in the Diyarbakir Basin
  - Three members (Upper, Middle, and Lower / III, II, and I)
  - Mainly Type-II kerogen located within the oil & gas window with TOC content ranging from 1% to 10%
  - Cores show the presence of hydrocarbons in fractures
  - High gas readings or shows encountered while drilling
  - Goksu 1 and Bahar 6 completions support productivity of the shales



A
B'
B
A'
DA 1 – DA 4
FMNXF Amplitude Extraction
DA-1 1665 Acres
NSAI Est. 8.0 MMBO
DA-3 610 Acres
NSAI Est. 2.6 MMBO
DA-2 340 Acres
NSAI Est. 1.4 MMBO
DA-4 265 Acres
NSAI Est. 1.1 MMBO

DA-1 to DA-4 Amplitude Extraction



MOLLA CABIR
Target packages of Dadas Sand/Shale reservoirs

34

TRANSATLANTIC Petroleum Ltd.

Molla Area Conventional Prospectivity Over >85 mmboe of net conventional prospective resources have been identified in the Molla Area of Southeast Turkey(1) Multiple targets and stacked plays, including the Bedinan and Hazro Sandstones, as well as the Mardin Carbonates Drill depths are <4,000m, with the shallowest pay zones starting at 1,500m Wells are expected to cost ~$2–3 MM to drill and complete vertically Discoveries can be rapidly monetised, given proximity to existing infrastructure A drilling program has been established to test the Molla Area prospectivity, commencing with the Yeniev-1 exploration well in Q3 2018 Prospectivity Overview Molla Area Prospecitivity Overview Based on May 2017 NSAI Prospective Resource Report

Bulgaria

Complementary Bulgaria Interests

Why Bulgaria?

- Commercial framework
  - Attractive fiscal terms
    - Corporate income tax – 10%
    - Royalty – 2.5 to 30%, subject to R-factor(1)
    - Current cost pool of ~$40 MM
  - Open and free oil market
  - Domestic gas prices linked to import parity prices
- Macro
  - EU member country
  - 95% of gas demand satisfied through imports
  - Abundant gas transportation capacity and connectivity to larger European markets
- Geology and operating environment
  - Low cost access to established petroleum provinces, including the Moesian Platform
  - Scope to leverage 3D seismic and modern D&C techniques
  - Significant unconventional resource potential, although government instituted frac-ban currently hinders exploitation
    - *By drilling vertical or horizontal wells with open-hole completions, this restriction is overcome, as the reservoirs have good permeability*

Attractive Fiscal Terms (% Company Take)



Company
Government
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Romania
Turkey
Bulgaria
Morocco
Albania
Egypt
Tunisia
Kurdistan
Algeria
Ukraine

Source: Rodgers Oil & Gas Consulting, Journal of World Energy Law & Business and Palantir.
(1) Calculated by dividing the total cumulative revenues from a production concession by the total cumulative costs incurred for that production concession

37

TRANSATLANTIC Petroleum Ltd.

TransAtlantic in Bulgaria

High impact exploration drilling slated for Q3'18

Bulgaria position

- TransAtlantic operates the Koynare concession with a 100% working interest[(1)]
  - The concession was awarded in 2013
  - The lease covers 163,000 acres and runs till 2048
  - The cost recovery pool stood at $40MM as of YE2017
- Subject to funding, the Deventci R-1 ST well is planned as a side-track and would delineate the Ozirovo and test a 25 mmbbls four-way dip-closed prospect, North Koynare
- The well is estimated to cost $5-7MM, depending on pressures and possible flow while drilling overlying Ozirovo formation
- Multiple similar follow-on leads along trend have been identified on 2D seismic and provide significant low risk potential. Success on the Deventci R-1 ST would lead to acquiring 3D over leads
- Koynare is situated on the Moesian Platform, a well-known prolific and mature province



S
N
Dolni Dabnik

Geological Setting



Production concession
3D Seismic
North Koynare Prospect
Identified leads (~25 mmbbls each)
Ozirovo structure
Other core oil and gas fields



PLEVEN
LOVECH
TARNOVO
ROMANIA
BULGARIA
TURKEY
Black sea

(1) Subject to a 3.02% overriding royalty interest

38

TRANSATLANTIC Petroleum Ltd.

The North Koynare Prospect

Prospect features

- 3D defined 1,400 acres (5.6 km2) four-way dip-closed prospect with 200m of relief at Dolni Dabnik dolomite level
- First structure out of the basin which is optimum for charging
- Potentially 73.9 mmbbls STOOIP, with recoverable resources of 25.5 mmbbls (42° API), per NSAI estimates(1)
- Potential upside if larger fault-related closure is effective
- Drill depth is ~4,600m sidetracking out of the Deventci R-1 well and deviating to the North Koynare Prospect
- North Koynare is expected to have excellent reservoirs and will not require fracture stimulation



Proposed Location
Slant Hole
B
B'
Triassic Unconformity
Dolni Dabnik

North Koynare – Dolni Dabnik Time Structure



A'
1400 Acres
B
Proposed Location
B'
R1
R2
A



A
R1
A'
Upper Ozirovo gas zone
Dolni Dabnik
200M CLOSURE HEIGHT

(1) Based on May 2017 NSAI Prospective Resource Report

39

TRANSATLANTIC Petroleum Ltd.

Conclusion

The TransAtlantic Investment Rationale

Transformational resource upside underpinned by high margin oil production and 2P reserves

Established North American drilling & completion techniques can deliver value across portfolio of onshore Europe

Material positions in the Thrace Basin Centred Gas Accumulation play (BCGA) in Northwest Turkey with 4 - 8 Tcf and 100 - 200 mmbbls of independently certified (net) prospective gas and condensate resources(1) and the SE Anatolian Basin with ~200 mmbbls of prospective oil resources(2)

Sophisticated operations in Turkey, with a supportive regulatory environment, attractive fiscal framework and high energy demand

On-going drilling campaign underway expected to grow production more than 50% in Şelmo oilfield in 2018 and the potential to more than double overall production by end of 2019

(1) December 2017 DeGolyer & McNaughton Prospective Resource Report
(2) May 2017 NSAI Prospective Resource Report

41

TRANSATLANTIC Petroleum Ltd.

Appendix

TransAtlantic Management

Management Team							
Name	Malone Mitchell III	Todd Dutton	Fabian Anda	Chad Burkhardt	Selami Uras	Lee Muncy	David Mitchell
							
Title	Chairman & CEO	President	VP, Finance	VP, GC & CS	VP, Land	VP, Geosciences	VP, Engineering
Experience	33 years	37 years	18 years	17 years	30 years	38 years	10 years
Biography	▪ Founded Riata Energy in 1985; saw it through numerous deals and operational evolutions ▪ Purchased National Energy Group in 2006 and with Riata renamed it to SandRidge Energy ▪ Oklahoma State University BS	▪ President of Longfellow Energy since 2007 ▪ Held various positions at Texas Pacific Oil Co., Coquina Oil Corp., BEREXCO and Riata Energy ▪ University of Oklahoma BBA (Petroleum Land Management) ▪ Certified Professional Landman	▪ Management roles in a variety of multicultural roles ▪ Began his career at ConocoPhillips in operational and financial positions ▪ University of Saint Thomas at Houston (Finance and Business Administration; International Finance)	▪ Joined TAT from Baker Botts where he served as Partner in the Corporate division ▪ Duke University School of Law, JD ▪ Texas A&M BA (Anthropology and English)	▪ Serves as the TAT representative in Turkey, since 2006 ▪ Previously was the Resident Rep. and General Manager for ARCO O&G ▪ Started his career at Geophysical Services in Turkey ▪ Faculty of Economical & Commercial Sciences ▪ Financial Advisor Certificate and Certified CPA	▪ Oversees TAT's geological and geophysical efforts ▪ Previously served as VP of Exploration at Bass Companies ▪ Began his career as a geologist with Mobil Oil Corp. ▪ Ohio State University BS, MS (Geology & Mineralogy)	▪ Joined TAT in 2013 and has served in several operations and engineering roles ▪ Began his career at Talisman Energy as an engineer in a variety of positions ▪ University of British Columbia BASC (Engineering) ▪ Registered Professional Engineer (Alberta)

43

TRANSATLANTIC Petroleum Ltd.

TransAtlantic Organizational Structure


Malone Mitchell III
Chairman & CEO
Todd C. Dutton
President
Noah Mitchell
Vice President
Selami Uras
VP of Land & Country Manager
David Mitchell
VP of Engineering
H Lee Muncy
VP of Geosciences
Javier Gonzalez
VP of Operations
James Follis
Drilling Manager
Fabian Anda
VP of Finance
Ozan Ülker
Turkey CFO
Chad D. Burkhardt
VP Legal & General Counsel
Morte Bell
Midstream
Frances Mitchell
Human Resources Director
Cort Boecking
IT Director
Dallas Based
Turkey Based
Rotational
Time allocated between private and public operating companies

44

Notes to DeGoyler & McNaughton Resource Report

December 2017

- Low, best, high and mean estimates follow the PRMS guidelines for prospective resources
- Low, best, high and mean estimates in the preceding tables are P_{90}, P_{50}, P_{10} and mean, respectively
- P_g is defined as the probability of discovering reservoirs which flow petroleum at a measurable rate
- P_g has been rounded for presentation purposes. Multiplication using this presented P_g may yield imprecise results. Dividing the P_g-adjusted mean estimate by the mean estimate yields the precise P_g
- Application of any geological and economic chance factor does not equate prospective resources to contingent resources or reserves
- Recovery efficiency is applied to prospective resources in this table
- Arithmetic summation of probabilistic estimates produces invalid results except for the mean estimate. Arithmetic summation of probabilistic estimates is presented in this table in compliance with PRMS guidelines
- Summations may vary from those shown here due to rounding
- There is no certainty that any portion of the prospective resources estimated herein will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the prospective resources evaluated
- The range in gas P_{mean} for the statistical aggregate P_g-adjusted mean estimate is 0.19 to 0.28

45

TRANSATLANTIC Petroleum Ltd.

Reserves Reconciliation (1/4)

Value of Proved Reserves

The following table shows our estimated future net revenue of 1P Reserves at SEC Pricing, Standardized Measure, 1P-PV10 at SEC Pricing, 1P-PV10 at forward strip pricing, 2P-PV10 at forward strip pricing, 3P-PV10 at forward strip pricing, and Incremental 3P-PV20 at forward strip pricing as of December 31, 2017:

	Turkey	Total
	(in thousands)	
Future net revenue of 1P at SEC pricing	$ 411,920	$ 411,920
Total Standardized Measure (1)	$ 229,050	$ 229,050
Total 1P-PV10 at SEC pricing (2)	$ 266,358	$ 266,358
Total 1P-PV10 at strip pricing (2)	$ 336,471	$ 336,471
Total 2P-PV10 at strip pricing (2)	$ 569,729	$ 569,729
Total 3P-PV10 at strip pricing (2)	$ 815,292	$ 815,292
Incremental 3P-PV20 at strip pricing (2)	$ 140,566	$ 140,566

(1) DeGolyer and MacNaughton did not estimate the Standardized Measure.

(2) PV10 and PV20 values of the estimated future net revenue is not intended to represent the current market value of the estimated oil and natural gas reserves we own. Management believes that the presentation of PV10 and PV20, while not a financial measure in accordance with U.S. GAAP, provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and natural gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes estimated to be paid, the use of a pre-tax measure is valuable when comparing companies based on reserves. PV10 and PV20 are not measures of financial or operating performance under U.S. GAAP. PV10 and PV20 should not be considered as an alternative to the Standardized Measure as defined under U.S. GAAP. The following table provides a reconciliation of our 1P-PV10 at SEC pricing to our Standardized Measure:

	Turkey	Total
	(in thousands)	
Total 1P-PV10	$ 266,358	$ 266,358
Future income taxes (1)	(51,334)	(51,334)
Discount of future income taxes at 10% per annum (1)	14,026	14,026
Standardized Measure (1)	$ 229,050	$ 229,050

(1) DeGolyer and MacNaughton did not estimate future income taxes, the discount of future income taxes at 10% per annum or the Standardized Measure.

46

TRANSATLANTIC Petroleum Ltd.

Reserves Reconciliation Continued (2/4)

Prepared Strip Prices to SEC PV10 and SMOG (1)

The following table provides a reconciliation of our 1P-PV10 at forward strip pricing to our Standardized Measure:

		Proved (1P) (in thousands)
Total PV-10 at Strip Pricing	$	336,471
Adjustments Relating to Strip Pricing and Terminal Volumes	$	(70,112)
Total PV-10 at SEC Pricing	$	266,358
Future Income Tax Discounted at 10% per annum[1]	$	(37,308)
Standardized Measure[1]	$	**229,050**

The following table provides a reconciliation of our 2P-PV10 at forward strip pricing to our Standardized Measure:

		Proved + Probable (2P) (in thousands)
Total 2P PV-10 at Strip Pricing	$	569,729
Adjustments Relating to Incremental Probable Volumes	$	(233,258)
Total Proved (1P) PV-10 at Strip Pricing	$	336,471
Adjustments Relating to Strip Pricing and Terminal Volumes	$	(70,112)
Total PV-10 for Proved (1P) at SEC Pricing	$	266,358
Future Income Tax Discounted at 10% per annum[1]	$	(37,308)
Standardized Measure[1]	$	**229,050**

The following table provides a reconciliation of our 3P-PV20 at forward strip pricing to our Standardized Measure:

		Proved + Probable + Possible (3P) (in thousands)
PV-20 of Incremental Possible at Strip Pricing	$	140,566
Adjustment Relating to Change in Discount Rate from 20% to 10%	$	104,997
PV-10 of Incremental Possible at Strip Pricing	$	245,564
Total 2P PV-10 at Strip Pricing	$	569,729
Total 3P PV-10 at Strip Pricing	$	815,292
Adjustments Relating to Strip Pricing and Terminal Volumes	$	(133,770)
Total 3P PV-10 at SEC Pricing	$	681,522
Adjustments Relating to Incremental Probable and Possible Volumes	$	(345,051)
Total Proved (1P) PV-10 at Strip Pricing	$	336,471
Adjustments Relating to Pricing and Terminal Volumes	$	(70,112)
Total PV-10 for Proved (1P) at SEC Pricing	$	266,358
Future Income Tax Discounted at 10% per annum[1]	$	(37,308)
Standardized Measure[1]	$	**229,050**

(1) DeGolyer and MacNaughton did not estimate future income taxes, the discount of future income taxes at 10% per annum or the Standardized Measure

Note: The PV-10 value of the estimated future net revenue is not intended to represent the current market value of the estimated oil and natural gas reserves we own. Management believes that the presentation of PV-10, while not a financial measure in accordance with U.S. GAAP, provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and natural gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes estimated to be paid, the use of a pre-tax measure is valuable when comparing companies based on reserves. PV-10 is not a measure of financial or operating performance under U.S. GAAP. PV-10 should not be considered as an alternative to the Standardized Measure as defined under U.S. GAAP. The Standardized Measure represents the PV-10 after giving effect to income taxes.

47

TRANSATLANTIC Petroleum Ltd.

Reserves Reconciliation Continued (3/4) Overview – SEC Pricing vs. Forward Strip YE2017 SEC Reserves YE2017 Forward Strip Reserves

Reserves Reconciliation Continued (4/4) Pricing Data

Reconciliation for EBITDAX

		Proved + Probable + Possible (3P) (in thousands)					
		2014	2015	2016	09.2017	2018E	2019E
Adjusted EBITDAX from continuing operations[1,2,3]	$	90,338	64,746	40,888	23,401	36,100	124,700
Adjusted EBITDAX Reconciliation:							
Net Income (loss) from continuing operations	$	29,214	(26,665)	(22,445)	(19,836)	(9,663)	41,993
Interest and other income expense, net	$	4,920	12,222	9,295	6,318	9,000	9,000
Deferred income tax benefit	$	13,659	22,229	6,046	3,856	1,700	-
Exploration, abandonment and impairment	$	19,864	21,544	5,963	249	15,000	3,500
Seismic and other exploration	$	4,076	370	104	3,046		10,000
Foreign exchange gain (loss)	$	6,523	5,653	3,871	1,055		
Share based compensation	$	1,434	1,688	629	556	1,000	1,000
(Gain) loss on commodity derivatives	$	(37,454)	(27,457)	3,257	(299)		
Cash Settlement on commodity derivatives	$	(2,100)	57,076	4,188	32		
Accretion of asset retirement obligation	$	406	368	373	144	300	300
Depreciation, depletion and amortization	$	48,594	37,707	29,025	13,024	18,763	58,907
Net other items	$	1,202	(39,989)	582	15,256	-	-
Adjusted EBITDAX from continuing operation[1,2,3]	$	**90,338**	**64,746**	**40,888**	**23,401**	**36,100**	**124,700**

(1) Adjusted EBITDAX from continuing operations ("Adjusted EBITDAX") is a non-GAAP financial measure that represents net (loss) income from continuing operations plus interest and other net, current and deferred income tax expense, exploration, abandonment and impairment, seismic and other exploration expense, foreign exchange (gain) loss, share-based compensation expense, loss (gain) on commodity derivative contracts, cash settlements on commodity derivative contacts, accretion of asset retirement obligation, depreciation, depletion, and amortization, loss on sale of TBNG, and net other items.

(2) TransAtlantic believes Adjusted EBITDAX assists management and investors in comparing TransAtlantic's performance on a consistent basis without regard to depreciation, depletion, and amortization and impairment of oil and natural gas properties and exploration expenses, among other items, which can vary significantly from period to period. In addition, management uses Adjusted EBITDAX as a financial measure to evaluate TransAtlantic's operating performance.

(3) Adjusted EBITDAX is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income or income from continuing operations prepared in accordance with GAAP. Net income or income from continuing operations may vary materially from Adjusted EBITDAX. Investors should carefully consider the specific items included in the computation of Adjusted EBITDAX.

Note: Forecasts of Adjusted EBITDAX for 2018 and 2019 assume access to sufficient funding, successful execution of the drilling program, and Brent crude oil prices of $55/bbl. Forecasts of Adjusted EBITDAX are for illustrative purposes only and should not be relied upon as (and are not) an indication of future results. Actual results are subject to change.

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TRANSATLANTIC Petroleum Ltd.

Thank you For process inquiries, please contact: Tudor Pickering Holt & Co. TransAtlantic@tphco.com London: +44 20 7268 2857 TransAtlantic, Malone Mitchell III Chairman & CEO Dallas: +1 972 590 9913 TransAtlantic, Chad Burkhardt VP, General Counsel & Secretary Dallas: +1 214 265 4705